UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurers Series Trust (Invesco Treasurer’s Series Trust)

Short-Term Investments

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Voting Information

Special Joint Meeting of Shareholders

April 11, 2017 at 2:00 p.m. Eastern Time

Proxy statements were mailed commencing on or about January 12, 2017 to shareholders of record as of the close of business on December 12, 2016 for the funds listed below. In general the purpose of the proxy statement is to approve the election of trustees (this particular proposal has passed for all funds), approve an amendment to each Trust’s Agreement and Declaration of Trust, approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities, approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add two new affiliated sub-advisers and to approve changing the sub-classification from “diversified” to “non-diversified” for two Funds. Certain additional proposals are included in the proxy statement for Invesco Senior Loan Fund. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual/semiannual reports by clicking on the fund name listed below.

The Special Joint Shareholder Meeting was held on March 9, 2017, as scheduled and adjourned until April 11, 2017 at 2:00 p.m. Eastern Time in order to solicit additional votes for certain proposals.    The reconvened meeting will be held at the same location. Although the Special Joint Meeting has been adjourned until April 11, 2017, you still have time to vote your fund’s shares.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com.

Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Telephone

Call the toll-free number listed on your proxy card.

Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

In Person

Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Special Joint Meeting of Shareholders

April 11, 2017 at 2:00 p.m. Eastern Time

Invesco Alternative Strategies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco American Franchise Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco American Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Asia Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Retirement 2020 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2030 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2040 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2050 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement Now Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco California Tax-Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Charter Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Comstock Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Conservative Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Convertible Securities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Core Plus Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Corporate Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Diversified Dividend Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Dividend Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Emerging Markets Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Endeavor Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Energy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Equally-Weighted S&P 500 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Equity and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Floating Rate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Health Care Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Infrastructure Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Real Estate Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Small & Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Targeted Returns Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Gold & Precious Metals Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Government Money Market Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Greater China Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Growth Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Growth and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Income Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Intermediate Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Small Company Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Limited Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Mid Cap Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco MLP Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Moderate Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco New York Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco S&P 500 Index Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Companies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration Inflation Protected Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Short Term Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Discovery Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Small Cap Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Summit Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Tax-Exempt Cash Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Sector Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco U.S. Government Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Value Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco World Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier U.S. Government Money Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Liquid Assets Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

STIC Prime Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Treasury Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Senior Loan Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

QUESTIONS & ANSWERS FOR:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNED SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified. (This particular proposal has passed for all Funds).

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions. (This particular proposal has passed for some, but not all Funds).

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities. (This particular proposal has passed for some, but not all Funds).

•	To approve an amendment to the Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC. (This particular proposal has passed for some, but not all Funds).

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited. (This particular proposal has passed for some, but not all Funds).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

A

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the April 11, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 11, 2017 at 2:00 p.m. EasternTime.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

A

QUESTIONS & ANSWERS FOR:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNED SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified. (This particular proposal has passed for all Funds).

•	To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions. (This particular proposal has passed for some, but not all Funds).

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities. (This particular proposal has passed for some, but not all Funds).

•	To approve an amendment to the Funds’ current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited as sub-adviser to the Funds. (This particular proposal has passed for some, but not all Funds).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 11, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

B

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 11, 2017 at 2:00 p.m. Eastern Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

B

QUESTIONS & ANSWERS FOR:

Invesco World Bond Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNED SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified. (This particular proposal has passed for this Fund).

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions. (This particular proposal has passed for this Fund).

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities. (This particular proposal has not passed).

•	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contact to add Invesco PowerShares Capital Management LLC. (This particular proposal has not passed).

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited. (This particular proposal has not passed).

•	To approve changing the Fund’s sub-classification from “diversified” to non-diversified” and approve the elimination of a related fundamental investment restriction. (This particular proposal has not passed).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

C

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the April 11, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 11, 2017 at 2:00 p.m. Eastern Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

C

QUESTIONS & ANSWERS FOR:

Premier U.S. Government Money Portfolio

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNED SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified. (This particular proposal has passed for this Fund).

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions. (This particular proposal has passed for this Fund).

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities. (This particular proposal did not pass).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the April 11, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

D

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 11, 2017 at 2:00 p.m. Eastern Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

D

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meeting Press 1.

If you plan to attend the Shareholder Meeting please Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 2:00 p.m. Eastern Time on April 11, 2017.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Invesco Funds

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you a Joint Proxy Statement concerning important proposals affecting your fund(s). The Joint Special Meeting of Shareholders of the Funds has adjourned to allow shareholders more time to vote on certain proposals that have not yet passed. The Joint Special Meeting will reconvene on April 11, 2017, at 2:00 p.m. Eastern Time at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY

COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The Joint Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-209-2450.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Key dates

•	January 12-27, 2017: Proxy mailing to shareholders

•	March 9, 2017: Special joint meeting of shareholders was adjourned

•	April 11, 2017: New date for special joint meeting of shareholders

March 13, 2017

Special joint proxy meeting of shareholders adjourned

The special joint meeting of shareholders to be held on March 9, 2017 was adjourned to allow for more time for additional solicitation to take place and obtain more votes. The meeting is now scheduled for April 11, 2017.

In support of this initiative, the proxy solicitor, Computershare Fund Services, may continue to contact shareholders of the funds by telephone and/or mail and encourage them to vote their shares. More information and the status of each proposal is below.

Summary and status of proposals

Proposals	Funds	Proxy status
1. Election of 15 trustees, including four new trustees	All open-end and V.I. Funds, includes Institutional money funds and Invesco Senior Loan Fund	Passed all funds

2. To amend the Declarations of Trust to authorize fund mergers and other significant transactions upon Board approval but without shareholder approval of such transactions	All open-end and V.I. Funds, includes Institutional money funds	Solicitation will continue on funds that did not pass

3. To amend the Declaration of Trust and Bylaws related to shareholder voting standards, significant transactions, future amendments to shareholder indemnification rights and amendment provisions	Invesco Senior Loan Fund	Solicitation will continue

4. To change the sub-classification from “diversified” to “non-diversified”	Invesco World Bond Fund	Solicitation will continue

5. To change the sub-classification from “diversified” to “non-diversified”	Invesco Macro Allocation Strategy Fund	Passed

6. To revise the fundamental commodities restrictions of the funds	All open-end and V.I. Funds, includes Institutional money funds and Invesco Senior Loan Fund	Solicitation will continue on funds that did not pass

7. To eliminate the fundamental restriction applicable to the fund prohibiting the Fund from investing in securities of other investment companies, except as part of	Invesco Senior Loan Fund	Solicitation will continue

a merger, consolidation or other acquisition

8. To approve the appointment of Invesco Asset Management (India) Private Limited as sub-adviser for each fund	All open-end and V.I. Funds, includes Institutional money funds and Invesco Senior Loan Fund (excluding Premier U.S. Government Portfolio (ATST))	Solicitation will continue on funds that did not pass

9. To approve the appointment of Invesco PowerShares Capital Management LLC as sub-advisers for each fund	All open-end and V.I. Funds includes Institutional money funds and Invesco Senior Loan Fund, except those listed below that already have an agreement with PowerShares:	Solicitation will continue on funds that did not pass
(also excluding Premier U.S. Government Portfolio (ATST))

Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund
Invesco Alternative Strategies Fund
Invesco Multi-Asset Inflation Fund
Invesco Multi-Asset Income Fund
Invesco Macro Allocation Strategy Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Low Volatility Emerging Markets Fund
Invesco All Cap Market Neutral Fund
Invesco Long/Short Equity Fund
Invesco Global Infrastructure Fund
Invesco MLP Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco Select Opportunities Fund
Invesco Balanced-Risk Aggressive Allocation Fund
Invesco Conservative Income Fund
Invesco Senior Loan Fund

About the proposals

The Boards of Trustees carefully considered the proposals, believe they are in the best interests of the funds and their shareholders, and unanimously recommend that shareholders vote FOR each of the proposals.

Proxy statements outlining the proposals were mailed to shareholders of record mid-January 2017. The record date for the proxy was December 12, 2016.

Where can I find the joint proxy statements?

The joint proxy statement provides detailed information on each proposal including how it will benefit shareholders. These joint proxy statements are available at invesco.com/proxy. Invesco has previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If shareholders have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Contact us

Should you have questions, please contact your Invesco representative for more information

National Wirehouse	Independent Advisor	Insurance and Education Sales Division
800 998 4246	800 337 4246	800 410 4246

Broker Dealer	Retirement Division	Registered Investment Advisor
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Liquidity
800 959 4246	800 341 2929	800 659 1005, option 2

About risk

For complete details about the risks associated with each fund, see the fund’s prospectus.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/prospectus.

Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us         IFPROXY-FLY-2-E         03/17                     US3272        Invesco Distributors, Inc.